MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

Schedule of Investments

September 30, 2025 (Unaudited)

Mutual Funds (98.2%)	Shares	Value

Shelton Capital Management Nasdaq-100 Index Investor Class	68,322	$ 3,129,146
Vanguard Tax-Managed Capital Appreciation Admiral Class	6,665	2,290,614
Putnam Large Cap Value Class Y	56,286	2,186,167
Putnam Core Equity Class R6	42,745	2,094,496
BNY Mellon Dynamic Value Class I	41,457	2,080,327
Fidelity Mega Cap Stock	63,968	1,934,385
Federated Hermes MDT All Cap Core Class R6	36,770	1,923,461
Fidelity 500 Index	7,803	1,817,809
Voya Corporate Leaders 100 Class I	65,519	1,795,208
Fidelity Large Cap Growth Index Class I	37,539	1,723,774
Fidelity Select Brokerage and Investment Management	8,698	1,712,271
T. Rowe Price All-Cap Opportunities	16,340	1,387,091
Loomis Sayles Growth Class Y	34,569	1,171,543
Columbia Dividend Income Class I2	27,790	1,044,058
Federated Hermes MDT Lage Cap Value Class IS	29,112	1,017,758
Principal Blue Chip Class I	19,950	1,016,459

Total Mutual Funds (Cost $ 19,775,600)		28,324,567

Short-Term Securities (1.7%)

Fidelity Institutional Money Market Government Portfolio Class I (Cost $ 497,100)		497,100

Total Short-Term Securities		497,100

Total Investments in Securities (Cost $ 20,272,700) (99.9%)		28,821,667

Net Other Assets and Liabilities (0.1%)		4,879

Net Assets (100%)		$ 28,826,546

As of September 30, 2025, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$19,775,600
Unrealized appreciation	8,548,967
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	8,548,967

MH Elite Portfolio of Funds Trust

MH Elite Fund of Funds

September 30,2025 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2025:

MH Elite Fund of Funds

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 28,324,567	-	-	$ 28,324,567
Short Term Investments	497,100	-	-	497,100
Total Investments in Securities	$ 28,821,667	-	-	$ 28,821,667

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semi-annual or annual report to shareholders.